SCHEDULE I

EXECUTIVE OFFICERS AND DIRECTORS OF
REPORTING PERSONS

The following sets forth the name and present principal occupation of each executive officer and director of Bank of America Corporation.  The business address of each of the executive officers and directors of Bank of America Corporation is Bank of America Corporate Center, 100 North Tryon Street, Charlotte, North Carolina 28255.

Name	Position with Bank of America Corporation	Principal Occupation
Brian T. Moynihan	Chief Executive Officer, President and Director	Chief Executive Officer and President of Bank of America Corporation
David C. Darnell	Co-Chief Operating Officer	Co-Chief Operating Officer of Bank of America Corporation
Terrence P. Laughlin	Chief Risk Officer	Chief Risk Officer of Bank of America Corporation
Gary G. Lynch	Global General Counsel and Head of Compliance and Regulatory Relations	Global General Counsel and Head of Compliance and Regulatory Relations of Bank of America Corporation
Thomas K. Montag	Co-Chief Operating Officer	Co-Chief Operating Officer of Bank of America Corporation
Bruce R. Thompson	Chief Financial Officer	Chief Financial Officer of Bank of America Corporation
Sharon L. Allen	Director	Former Chairman of Deloitte LLP
Susan S. Bies	Director	Former Member, Board of Governors of the Federal Reserve System
Jack O. Bovender, Jr.	Director	Former Chairman and Chief Executive Officer of HCA Inc.
Frank P. Bramble, Sr.	Director	Former Executive Officer, MBNA Corporation
Pierre de Weck1	Director	Former Chairman and Global Head of Private Wealth Management, Deutsche Bank
Arnold W. Donald	Director	Former President and Chief Executive Officer, The Executive Leadership Council
Charles K. Gifford	Director	Former Chairman of Bank of America Corporation
Charles O. Holliday, Jr.	Chairman of the Board	Chairman of the Board of Bank of America Corporation
Linda P. Hudson	Director	President and Chief Executive Officer of BAE Systems, Inc.
Monica C. Lozano	Director	Chairman and Chief Executive Officer, ImpreMedia, LLC
Thomas J. May	Director	President and Chief Executive Officer of Northeast Utilities
Lionel L. Nowell, III	Director	Former Senior Vice President and Treasurer, PepsiCo Inc.
Clayton S. Rose	Director	Professor of Management Practice, Harvard Business School
R. David Yost	Director	Former Chief Executive Officer of AmerisourceBergen Corp.

1 Mr. de Weck is a citizen of Switzerland.

The following sets forth the name and present principal occupation of each executive officer and director of Bank of America, National Association.  The business address of each of the executive officers and directors of Bank of America, National Association is 100 North Tryon Street, Suite 170, Charlotte, North Carolina 28255.

Name	Position with Bank of America, National Association	Principal Occupation
Brian T. Moynihan	Chief Executive Officer, President and Director	Chief Executive Officer and President of Bank of America Corporation
David C. Darnell	Co-Chief Operating Officer	Co-Chief Operating Officer of Bank of America Corporation
Terrence P. Laughlin	Chief Risk Officer	Chief Risk Officer of Bank of America Corporation
Gary G. Lynch	Global General Counsel and Head of Compliance and Regulatory Relations	Global General Counsel and Head of Compliance and Regulatory Relations of Bank of America Corporation
Thomas K. Montag	Co-Chief Operating Officer	Co-Chief Operating Officer of Bank of America Corporation
Bruce R. Thompson	Chief Financial Officer	Chief Financial Officer of Bank of America Corporation
Sharon L. Allen	Director	Former Chairman of Deloitte LLP
Susan S. Bies	Director	Former Member, Board of Governors of the Federal Reserve System
Jack O. Bovender, Jr.	Director	Former Chairman and Chief Executive Officer of HCA Inc.
Frank P. Bramble, Sr.	Director	Former Executive Officer, MBNA Corporation
Pierre de Weck2	Director	Former Chairman and Global Head of Private Wealth Management, Deutsche Bank
Arnold W. Donald	Director	Former President and Chief Executive Officer, The Executive Leadership Council
Charles K. Gifford	Director	Former Chairman of Bank of America Corporation
Charles O. Holliday, Jr.	Chairman of the Board	Chairman of the Board of Bank of America Corporation
Linda P. Hudson	Director	President and Chief Executive Officer of BAE Systems, Inc.
Monica C. Lozano	Director	Chairman and Chief Executive Officer, ImpreMedia, LLC
Thomas J. May	Director	President and Chief Executive Officer of Northeast Utilities
Lionel L. Nowell, III	Director	Former Senior Vice President and Treasurer, PepsiCo Inc.
Clayton S. Rose	Director	Professor of Management Practice, Harvard Business School
R. David Yost	Director	Former Chief Executive Officer of AmerisourceBergen Corp.

2 Mr. de Weck is a citizen of Switzerland.

The following sets forth the name and present principal occupation of each executive officer and director of Merrill Lynch, Pierce, Fenner & Smith Incorporated.  The business address of each of the executive officers and directors of Merrill Lynch, Pierce, Fenner & Smith Incorporated is One Bryant Park, New York, New York 10036.

Name	Position with Merrill Lynch, Pierce, Fenner & Smith Incorporated	Principal Occupation
David C. Darnell	Director and Co-Chief Executive Officer	Co-Chief Operating Officer of Bank of America Corporation
Thomas K. Montag	Director and Co-Chief Executive Officer	Co-Chief Operating Officer of Bank of America Corporation
William L. McNairy	Senior Vice President – Tax	Senior Vice President, Corporate Tax Executive of Bank of America Corporation
William Caccamise	General Counsel, Chief Legal Officer and Managing Director	Deputy General Counsel of Bank of America, National Association
Gloria Greco	Co-Chief Compliance Officer/Registered Broker-Dealer, Chief Compliance Officer/Registered Investment Advisor, and Managing Director	Managing Director, Corporate Compliance Executive of Merrill Lynch, Pierce, Fenner & Smith Incorporated
Jennifer M. Hill	Chief Financial Officer and Managing Director	Managing Director, Global Corporate & Investment Banking Executive for Merrill Lynch, Pierce, Fenner & Smith Incorporated
Joseph M. Nenichka	Interim Chief Operations Officer	Director, Senior Group Operations Manager for Merrill Lynch, Pierce, Fenner & Smith Incorporated
Michael B. Radest	Co-Chief Compliance Officer/Registered Broker-Dealer, Chief Compliance Officer/Futures Commission Merchant and Managing Director	Managing Director, Global Markets and Investment Banking Compliance Executive of Merrill Lynch, Pierce, Fenner & Smith Incorporated
Richard S. Seitz	Treasurer and Managing Director	Managing Director, Bank Funding Manager for Merrill Lynch, Pierce, Fenner & Smith Incorporated

The following sets forth the name and present principal occupation of each executive officer and director of Blue Ridge Investments, L.L.C.  The business address of each of the executive officers and directors of Blue Ridge Investments, L.L.C. is 214 North Tryon Street, Charlotte, North Carolina 28255.

Name	Position with Blue Ridge Investments, L.L.C.	Principal Occupation
William Arnold	Manager & Executive Vice President	Managing Director, Business Support Executive of Merrill Lynch, Pierce, Fenner & Smith Incorporated
Keith T. Banks	Executive Vice President	President US Trust and Co-Head Private Wealth Management of Bank of America, National Association
Anthony Biniaris	Manager & Executive Vice President	Managing Director, Capital Markets Finance Executive of Bank of America, National Association
Alastair Borthwick	Executive Vice President	Managing Director, Global Capital Markets Product Head of Merrill Lynch, Pierce, Fenner & Smith Incorporated
Eric R. Burgess	Executive Vice President	Senior Vice President, Corporate Investment Senior Financial Manager of Bank of America, National Association
Lisa L. Carnoy	Executive Vice President	Managing Director, Head of Capital Markets Merrill Lynch, Pierce, Fenner & Smith Incorporated
George C. Carp	Executive Vice President	Managing Director, Capital Markets Finance Executive of Bank of America Corporation
John C. Cokinos	Executive Vice President	Managing Director, Head of Capital Raising Products of Merrill Lynch, Pierce, Fenner & Smith Incorporated
Neil A. Cotty	Executive Vice President	Chief Accounting Officer of Bank of America Corporation
Sara M. Cummings	Executive Vice President	Director, Senior Asset Liability Manager of Bank of America, National Association
Stephan L. Dellosso	Manager	Managing Director, Counterparty Credit Risk Senior Executive of Bank of America, National Association
David J. Flannery	Executive Vice President	Managing Director, Global Banking and Markets Risk Management Executive of Merrill Lynch, Pierce, Fenner & Smith Incorporated
Lawrence Forte	Manager and Executive Vice President	Managing Director, Business Support Executive of Merrill Lynch, Pierce, Fenner & Smith Incorporated
Graham C. Goldsmith	Executive Vice President	Managing Director, Head of Distressed of Merrill Lynch, Pierce, Fenner & Smith Incorporated
Wendy J. Gorman	Executive Vice President	Managing Director, Risk Management Executive of Bank of America, National Association
Geoffrey Greener	Executive Vice President	Managing Director, Capital Management Executive for Merrill Lynch, Pierce, Fenner & Smith Incorporated
Mark D. Linsz	Executive Vice President	Managing Director, Head of CFO Risk of Bank of America, National Association
Walter R. Louis	Executive Vice President	Senior Vice President, Senior Finance Manager-Capital Markets of Bank of America Corporation
William MacDonald	Manager and Executive Vice President	Managing Director, Global Loan Products Executive of Merrill Lynch, Pierce, Fenner & Smith Incorporated
Walter J. Muller	Executive Vice President	Managing Director, Chief Investment Officer of Bank of America, National Association
Gregory Mulligan3	Executive Vice President	Managing Director, Global Bank Funding Executive of Bank of America, National Association/London Branch
Alice Jane Murphy	Executive Vice President	Managing Director, Head of Capital Raising Product for Merrill Lynch, Pierce, Fenner & Smith Incorporated
James M. Probert	Executive Vice President	Managing Director, Product Head for High Grade Capital Markets-US of Merrill Lynch, Pierce, Fenner & Smith Incorporated
James G. Rose, Jr.	Manager and Executive Vice President	Managing Director, Product Head - Global Capital Markets of Merrill Lynch, Pierce, Fenner & Smith Incorporated
Robert A. Schleusner III	Executive Vice President	Managing Director, Product Head, Global SLCM-US Loan Capital Markets of Merrill Lynch, Pierce, Fenner & Smith Incorporated
Peter D. Taube	Manager and Executive Vice President	Managing Director, Global Wealth & Investment Management Finance Executive of Bank of America, National Association

3           Mr. Mulligan is a citizen of the United Kingdom.